[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC4
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,240,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC4

                                  [SURF LOGO]

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    [US BANK]
                                     TRUSTEE

                               NOVEMBER [16], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC4
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                         $443,291,391
Aggregate Original Principal Balance                            $443,335,686
Number of Mortgage Loans                                        1,754


                                            MINIMUM             MAXIMUM                    AVERAGE (1)
                                            -------             -------                    -----------
Original Principal Balance                  $30,900             $750,000                   $252,757
Outstanding Principal Balance               $30,900             $750,000                   $252,732

                                            MINIMUM             MAXIMUM                    WEIGHTED AVERAGE (2)
                                            -------             -------                    --------------------
Original Term (mos)                         360                 360                        360
Stated remaining Term (mos)                 345                 357                        354
Loan Age (mos)                              3                   15                         6
Current Interest Rate                       5.000%              10.500%                    6.758%
Initial Interest Rate Cap (3)               1.000%              5.000%                     2.985%
Periodic Rate Cap (3)                       1.000%              3.000%                     1.042%
Gross Margin (3)                            2.240%              9.910%                     5.720%
Maximum Mortgage Rate (3)                   11.000%             16.500%                    13.006%
Minimum Mortgage Rate (3)                   2.250%              10.500%                    6.694%
Months to Roll (3)                          9                   57                         21
Original Loan-to-Value                      30.30%              100.00%                    80.78%
Credit Score (4)                            523                 811                        638

                                            EARLIEST            LATEST
                                            --------            ------
Maturity Date                               09/01/2034          09/01/2035

                                   PERCENT OF                                                  PERCENT OF
LIEN POSITION                      MORTGAGE POOL              YEAR OF ORIGINATION              MORTGAGE POOL
-------------                      -------------              -------------------              -------------
1st Lien                           99.99%                     2004                             0.10%
2nd Lien                           0.01                       2005                             99.90%

OCCUPANCY                                                     LOAN PURPOSE
---------                                                     ------------
Primary                            99.34%                     Purchase                         59.53%
Second Home                        0.10                       Refinance - Rate/Term            2.68
Investment                         0.56                       Refinance - Cashout              37.79


LOAN TYPE                                                     PROPERTY TYPE
---------                                                     -------------
Fixed Rate                         2.16%                      Single Family                    70.98%
ARM                                97.84                      Planned Unit Development         18.66
                                                              Two- to Four-Family              3.49
AMORTIZATION TYPE                                             Condominium                      6.75
Fully Amortizing                   54.03%                     Townhouse                        0.12
Interest-Only                      37.05                      Manufactured Housing             0.00
Balloon                            8.93                       Rowhouse                         0.00

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                       OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF                             MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES                        LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less                             51  $ 12,925,921       2.92%    5.284%      650      $253,449    79.00%   82.03%  100.00%
5.501% to 6.000%                          196    53,485,065      12.07     5.857       650       272,883    79.65    61.28   100.00
6.001% to 6.500%                          367    98,237,954      22.16     6.321       651       267,678    80.13    46.14   100.00
6.501% to 7.000%                          581   152,550,120      34.41     6.807       639       262,565    80.43    31.56   100.00
7.001% to 7.500%                          301    70,654,190      15.94     7.292       624       234,732    81.64    30.20   100.00
7.501% to 8.000%                          182    41,252,283       9.31     7.738       621       226,661    82.66    24.56   100.00
8.001% to 8.500%                           49     9,368,475       2.11     8.235       601       191,193    83.46    33.67   100.00
8.501% to 9.000%                           17     3,334,645       0.75     8.787       602       196,156    86.05    15.91   100.00
9.001% to 9.500%                            5     1,085,220       0.24     9.226       611       217,044    94.36    34.14   100.00
9.501% to 10.000%                           4       290,266       0.07     9.832       593        72,566    93.04    35.19   100.00
10.001% to 10.500%                          1       107,254       0.02    10.500       581       107,254    95.00     0.00   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%      638      $252,732    80.78%   38.91%  100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 10.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.758% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                                OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
REMAINING MONTHS                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TO STATED MATURITY                    LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
337 to 348                                  1      $206,000       0.05%    6.250%      610      $206,000    80.00%  100.00%  100.00%
349 to 360                              1,753   443,085,391      99.95     6.758       638       252,758    80.78    38.88   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%      638      $252,732    80.78%   38.91%  100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 345 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 354 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL                       OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOAN                        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRINCIPAL BALANCES                     LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less                             3      $123,400       0.03%    8.303%     616        $41,133    71.75%   59.48%  100.00%
$50,001 to $100,000                        81     6,653,280       1.50     7.109      626         82,139    79.59    66.41   100.00
$100,001 to $150,000                      271    34,776,865       7.85     6.912      630        128,328    80.31    55.08   100.00
$150,001 to $200,000                      324    57,047,277      12.87     6.888      638        176,072    80.60    39.85   100.00
$200,001 to $250,000                      301    67,790,365      15.29     6.785      639        225,217    80.45    45.29   100.00
$250,001 to $300,000                      248    68,049,725      15.35     6.659      635        274,394    80.27    34.93   100.00
$300,001 to $350,000                      173    55,835,611      12.60     6.739      640        322,749    81.33    37.15   100.00
$350,001 to $400,000                      141    53,059,968      11.97     6.722      641        376,312    81.57    33.48   100.00
$400,001 to $450,000                      110    46,682,184      10.53     6.710      646        424,383    80.67    27.96   100.00
$450,001 to $500,000                       50    23,833,506       5.38     6.662      640        476,670    81.91    34.11   100.00
$500,001 to $550,000                       26    13,547,112       3.06     6.782      631        521,043    81.26    34.36   100.00
$550,001 to $600,000                       15     8,694,750       1.96     6.474      646        579,650    80.44    47.37   100.00
$600,001 to $650,000                        6     3,716,347       0.84     6.562      628        619,391    82.17    66.66   100.00
$650,001 to $700,000                        3     2,019,000       0.46     6.567      643        673,000    81.64    33.68   100.00
$700,001 to $750,000                        2     1,462,000       0.33     7.033      590        731,000    72.42     0.00   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%     638       $252,732    80.78%   38.91%  100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $30,900 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $252,757.

PRODUCT TYPES

                                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                         LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
30 Year Fixed Loans                        49    $9,572,793       2.16%    6.833%     650       $195,363    79.43%   45.53%  100.00%
2/28 LIBOR ARM (6 Month LIBOR           1,425   361,466,002      81.54     6.777      636        253,660    80.78    37.11   100.00
2/28 LIBOR ARM (1 Year LIBOR)               1       196,000       0.04     6.450      651        196,000    80.00   100.00   100.00
3/27 LIBOR ARM (6 Month LIBOR             249    65,259,595      14.72     6.679      645        262,087    80.91    46.33   100.00
5/25 LIBOR ARM (6 Month LIBOR              30     6,797,001       1.53     6.394      669        226,567    81.32    52.08   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%     638       $252,732    80.78%   38.91%  100.00%

AMORTIZATION TYPE

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE                     LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
24 Month Interest-Only                    440   $81,781,267      18.45%    6.778%     625       $185,867    80.71%   51.32%  100.00%
36 Month Interest-Only                     40     7,567,867       1.71     6.644      625        189,197    82.47    75.28   100.00
60 Month Interest-Only                  1,272   353,492,416      79.74     6.755      641        277,903    80.76    35.30   100.00
120 Month Interest-Only                     2       449,840       0.10     7.039      681        224,920    80.00     0.00   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%     638       $252,732    80.78%   38.91%  100.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
STATE                                 LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Alabama                                     6      $972,140       0.22%    6.975%     674       $162,023    83.99%   37.02%  100.00%
Arizona                                    75    13,772,341       3.11     6.966      628        183,631    81.62    57.47   100.00
Arkansas                                    1       195,200       0.04     6.800      686        195,200    80.00     0.00   100.00
California                                680   218,547,197      49.30     6.656      642        321,393    80.48    32.74   100.00
Colorado                                   51     9,543,599       2.15     6.687      626        187,129    80.05    42.61   100.00
Connecticut                                 6     1,857,360       0.42     6.872      629        309,560    82.39    70.97   100.00
Florida                                    90    19,870,994       4.48     6.955      642        220,789    81.55    36.26   100.00
Georgia                                    30     6,409,645       1.45     7.103      615        213,655    83.24    49.72   100.00
Idaho                                       8     1,400,852       0.32     6.568      622        175,107    82.27    70.79   100.00
Illinois                                   79    17,312,127       3.91     6.919      630        219,141    81.15    43.14   100.00
Indiana                                    14     2,242,448       0.51     6.905      625        160,175    81.92    71.05   100.00
Iowa                                        3       368,800       0.08     7.117      628        122,933    80.00    54.66   100.00
Kansas                                      8     2,053,408       0.46     6.448      642        256,676    80.00    53.72   100.00
Kentucky                                   16     1,805,128       0.41     6.851      620        112,821    80.88    72.93   100.00
Louisiana                                   1       472,500       0.11     6.990      630        472,500    90.00   100.00   100.00
Maryland                                   35     9,225,064       2.08     6.833      632        263,573    81.33    67.18   100.00
Massachusetts                               7     1,816,490       0.41     6.358      663        259,499    77.96    12.88   100.00
Michigan                                   49     6,603,011       1.49     7.066      626        134,755    81.90    59.98   100.00
Minnesota                                  67    13,963,719       3.15     6.786      645        208,414    80.67    41.95   100.00
Missouri                                   30     4,102,721       0.93     7.032      628        136,757    80.74    56.89   100.00
Nevada                                    127    30,130,121       6.80     6.793      642        237,245    79.38    28.40   100.00
New Jersey                                 12     3,251,066       0.73     7.109      649        270,922    82.68    33.09   100.00
New Mexico                                  1       251,749       0.06     8.200      598        251,749    91.55   100.00   100.00
New York                                   26     8,822,242       1.99     6.654      630        339,317    80.68    37.32   100.00
North Carolina                              3       447,200       0.10     7.298      619        149,067    84.08    61.54   100.00
North Dakota                                3       308,602       0.07     6.021      606        102,867    80.00   100.00   100.00
Ohio                                       23     3,713,676       0.84     6.816      604        161,464    79.94    58.04   100.00
Oklahoma                                    5       563,600       0.13     6.807      639        112,720    80.00    51.74   100.00
Oregon                                     24     4,377,871       0.99     6.930      639        182,411    81.82    58.52   100.00
Pennsylvania                                9     2,088,100       0.47     7.373      647        232,011    88.67    32.34   100.00
Rhode Island                               10     2,680,485       0.60     7.001      617        268,048    86.90    62.65   100.00
South Carolina                             10     2,151,649       0.49     7.077      604        215,165    79.25    35.05   100.00
Tennessee                                  19     2,766,962       0.62     6.583      638        145,630    81.13    61.70   100.00
Texas                                      67    11,028,226       2.49     7.149      635        164,600    80.09    41.93   100.00
Utah                                       22     5,140,912       1.16     6.862      623        233,678    83.41    40.39   100.00
Virginia                                   51    14,884,926       3.36     6.737      649        291,861    81.21    39.80   100.00
Washington                                 82    17,490,939       3.95     6.636      636        213,304    80.22    47.26   100.00
West Virginia                               1       178,600       0.04     6.375      644        178,600    80.00   100.00   100.00
Wisconsin                                   2       404,120       0.09     7.241      627        202,060    87.35   100.00   100.00
Wyoming                                     1        75,600       0.02     7.200      609         75,600    90.00   100.00   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%     638       $252,732    80.78%   38.91%  100.00%

No more than approximately 0.61% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL                    MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS                  LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less                              6    $1,003,494       0.23%    6.845%     595       $167,249    39.96%   63.13%  100.00%
50.01% to 55.00%                            5     1,196,257       0.27     6.565      578        239,251    52.65    18.64   100.00
55.01% to 60.00%                           17     3,978,145       0.90     6.611      590        234,009    58.43    67.93   100.00
60.01% to 65.00%                           19     4,164,606       0.94     6.515      590        219,190    63.58    84.83   100.00
65.01% to 70.00%                           30     9,447,603       2.13     6.761      596        314,920    68.26    40.69   100.00
70.01% to 75.00%                           53    15,152,244       3.42     6.788      605        285,891    74.27    37.18   100.00
75.01% to 80.00%                        1,289   314,251,795      70.89     6.666      650        243,795    79.89    32.82   100.00
80.01% to 85.00%                          121    35,029,698       7.90     6.886      605        289,502    84.27    49.23   100.00
85.01% to 90.00%                          151    42,678,198       9.63     7.133      621        282,637    89.65    53.64   100.00
90.01% to 95.00%                           54    14,268,673       3.22     7.296      620        264,235    94.19    76.33   100.00
95.01% to 100.00%                           9     2,120,676       0.48     7.731      625        235,631   100.00    82.08   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%     638       $252,732    80.78%   38.91%  100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 30.30% to 100.00%.

LOAN PURPOSE

                                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                          LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                                1,107  $263,890,227      59.53%    6.686%     655       $238,383    80.49%   31.10%  100.00%
Refinance - Cashout                       596   167,516,950      37.79     6.867      613        281,069    81.24    49.83   100.00
Refinance - Rate/Term                      51    11,884,214       2.68     6.816      617        233,024    80.78    58.32   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%     638       $252,732    80.78%   38.91%  100.00%

PROPERTY TYPE

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                         LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family                           1,241  $314,661,511      70.98%    6.755%     636       $253,555    80.78%   38.88%  100.00%
Planned Unit Development                  325    82,712,992      18.66     6.754      637        254,502    80.84    42.93   100.00
Condominium                               130    29,907,770       6.75     6.697      655        230,060    81.03    33.68   100.00
Two- to Four-Family                        53    15,474,742       3.49     6.952      653        291,976    79.96    27.52   100.00
Townhouse                                   5       534,376       0.12     6.749      642        106,875    81.39    55.50   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%     638       $252,732    80.78%   38.91%  100.00%

DOCUMENTATION

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                         LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Stated Documentation                      964  $253,423,731      57.17%    6.899%     655       $262,888    80.31%    0.00%  100.00%
Full Documentation                        739   172,469,057      38.91     6.547      616        233,382    81.41   100.00   100.00
Lite Documentation                         51    17,398,603       3.92     6.792      610        341,149    81.35     0.00   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%     638       $252,732    80.78%   38.91%  100.00%

OCCUPANCY

                                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                             LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Primary                                 1,741  $440,370,420      99.34%    6.755%     638       $252,941    80.79%   39.08%  100.00%
Investment                                 11     2,485,371       0.56     7.365      684        225,943    79.21    15.38   100.00
Second Home                                 2       435,600       0.10     6.460      743        217,800    80.00     0.00   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%     638       $252,732    80.78%   38.91%  100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE                   MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)                              LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
3                                          12    $2,368,590       0.53%    6.764%     627       $197,383    82.06%   53.91%  100.00%
4                                         269    64,786,242      14.61     6.745      636        240,841    80.73    40.52   100.00
5                                         506   122,860,193      27.72     6.778      634        242,807    81.42    41.00   100.00
6                                         744   191,995,393      43.31     6.774      640        258,058    80.57    37.63   100.00
7                                         204    56,807,901      12.82     6.683      646        278,470    80.37    36.00   100.00
8                                          14     3,500,669       0.79     6.590      636        250,048    77.23    41.42   100.00
9                                           3       510,400       0.12     7.070      620        170,133    78.24    41.61   100.00
11                                          1       256,002       0.06     7.200      634        256,002    80.00     0.00   100.00
15                                          1       206,000       0.05     6.250      610        206,000    80.00   100.00   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%     638       $252,732    80.78%   38.91%  100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT                  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM                          LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                                      158   $39,374,113       8.88%    7.011%      642      $249,203    81.82%   37.76%  100.00%
12 Months                                  88    28,241,527       6.37     7.005       635       320,926    80.87    34.88   100.00
24 Months                               1,162   295,600,856      66.68     6.729       637       254,390    80.60    36.86   100.00
27 Months                                   1       383,200       0.09     6.550       639       383,200    80.00     0.00   100.00
36 Months                                 328    74,458,408      16.80     6.665       645       227,007    80.92    49.74   100.00
48 Months                                   1       152,596       0.03     6.900       633       152,596    80.00   100.00   100.00
60 Months                                  16     5,080,689       1.15     6.489       634       317,543    80.47    31.47   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%      638      $252,732    80.78%   38.91%  100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 26 months.

CREDIT SCORES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES                 LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
523 to 525                                  4    $1,201,082       0.27%   7.416%      524       $300,271    71.82%  100.00%  100.00%
526 to 550                                 48    13,904,869       3.14    7.245       539        289,685    77.21    60.71   100.00
551 to 575                                 76    20,834,628       4.70    7.100       565        274,140    78.33    57.64   100.00
576 to 600                                247    57,638,797      13.00    6.872       589        233,355    80.58    67.97   100.00
601 to 625                                342    80,190,812      18.09    6.683       613        234,476    81.27    60.73   100.00
626 to 650                                435   109,260,382      24.65    6.864       638        251,173    82.25    34.19   100.00
651 to 675                                294    74,472,059      16.80    6.712       661        253,306    80.75    16.47   100.00
676 to 700                                157    43,651,948       9.85    6.529       687        278,038    79.64    15.40   100.00
701 to 725                                 63    17,526,881       3.95    6.542       713        278,204    80.37    14.37   100.00
726 to 750                                 47    13,394,965       3.02    6.375       738        284,999    80.21    22.76   100.00
751 to 775                                 29     7,504,168       1.69    6.249       763        258,764    79.87    13.71   100.00
776 to 800                                 11     3,363,200       0.76    6.559       783        305,745    80.00     0.00   100.00
801 to 811                                  1       347,600       0.08    6.990       811        347,600    80.00     0.00   100.00
TOTAL:                                  1,754  $443,291,391     100.00%   6.758%      638       $252,732    80.78%   38.91%  100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 523 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 638.

CREDIT GRADE

                                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE                           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
A+                                        286   $68,776,733      15.52%    6.874%      632      $240,478    82.42%   36.16%  100.00%
A                                         488   113,523,556      25.61     6.733       607       232,630    81.56    64.03   100.00
A-                                        114    32,585,588       7.35     6.997       599       285,838    79.44    55.45   100.00
B                                         121    29,946,031       6.76     6.959       589       247,488    77.74    49.92   100.00
C                                          28     7,924,027       1.79     7.103       546       283,001    78.06    76.62   100.00
C-                                         24     6,271,896       1.41     7.207       576       261,329    75.22    83.48   100.00
SA1                                       256    71,796,839      16.20     6.477       716       280,456    79.98    14.27   100.00
SA2                                       163    43,770,736       9.87     6.657       670       268,532    79.99     6.09   100.00
SA3                                       274    68,695,985      15.50     6.758       650       250,715    81.96    25.71   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%      638      $252,732    80.78%   38.91%  100.00%

GROSS MARGINS

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS                LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
2.001% to 2.500%                           57   $15,429,514       3.56%    6.577%      702      $270,693    79.93%    6.66%  100.00%
2.501% to 3.000%                            3     1,055,800       0.24     5.644       685       351,933    81.55    62.11   100.00
3.001% to 3.500%                           27     5,913,158       1.36     5.414       610       219,006    80.94    97.63   100.00
3.501% to 4.000%                           32     6,235,305       1.44     5.758       613       194,853    79.56    96.73   100.00
4.001% to 4.500%                           68    13,731,686       3.17     6.077       616       201,937    80.80    87.07   100.00
4.501% to 5.000%                          159    41,133,713       9.48     6.065       644       258,703    79.49    67.71   100.00
5.001% to 5.500%                          291    75,546,144      17.42     6.482       648       259,609    80.15    43.44   100.00
5.501% to 6.000%                          387   102,140,845      23.55     6.719       646       263,930    80.62    31.27   100.00
6.001% to 6.500%                          349    90,799,155      20.94     7.054       635       260,169    81.39    26.69   100.00
6.501% to 7.000%                          212    52,182,672      12.03     7.187       625       246,145    81.43    27.00   100.00
7.001% to 7.500%                           78    19,514,969       4.50     7.612       602       250,192    82.69    36.47   100.00
7.501% to 8.000%                           30     7,704,138       1.78     8.074       574       256,805    81.57    48.23   100.00
8.001% to 8.500%                            7     1,431,674       0.33     8.427       575       204,525    86.01    51.56   100.00
8.501% to 9.000%                            1        72,250       0.02     9.775       572        72,250    85.00     0.00   100.00
9.001% to 9.500%                            3       662,454       0.15     8.728       610       220,818    93.90    26.45   100.00
9.501% to 10.000%                           1       165,120       0.04     7.450       607       165,120    80.00     0.00   100.00
TOTAL:                                  1,705  $433,718,598     100.00%    6.756%      638      $254,380    80.81%   38.76%  100.00%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.240% per annum to 9.910% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.720% per annum.

MAXIMUM MORTGAGE RATES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES                         LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less                            16    $5,083,131       1.17%    5.379%      671      $317,696    77.22%   69.34%  100.00%
11.501% to 12.000%                        124    38,415,352       8.86     5.886       661       309,801    79.33    51.16   100.00
12.001% to 12.500%                        315    87,642,453      20.21     6.225       653       278,230    80.04    44.20   100.00
12.501% to 13.000%                        478   131,134,466      30.23     6.689       639       274,340    80.43    34.87   100.00
13.001% to 13.500%                        256    63,875,047      14.73     7.062       623       249,512    81.49    41.28   100.00
13.501% to 14.000%                        258    59,596,522      13.74     7.249       626       230,994    81.80    33.88   100.00
14.001% to 14.500%                        139    27,403,820       6.32     7.473       619       197,150    82.20    33.28   100.00
14.501% to 15.000%                         78    15,132,580       3.49     7.884       626       194,007    82.85    20.92   100.00
15.001% to 15.500%                         29     4,094,988       0.94     8.459       624       141,206    84.85    34.48   100.00
15.501% to 16.000%                         10     1,050,236       0.24     8.985       610       105,024    82.81    20.13   100.00
16.001% to 16.500%                          2       290,004       0.07     9.681       615       145,002    88.70     0.00   100.00
TOTAL:                                  1,705  $433,718,598     100.00%    6.756%      638      $254,380    80.81%   38.76%  100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 16.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.006% per annum.

NEXT RATE ADJUSTMENT DATE

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE              LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
September 2006                              1      $206,000       0.05%    6.250%      610      $206,000    80.00%  100.00%  100.00%
January 2007                                1       256,002       0.06     7.200       634       256,002    80.00     0.00   100.00
March 2007                                  2       366,400       0.08     7.097       605       183,200    77.55    57.97   100.00
April 2007                                 10     2,449,569       0.56     6.665       626       244,957    79.53    51.90   100.00
May 2007                                  143    40,408,496       9.32     6.760       637       282,577    80.23    35.69   100.00
June 2007                                 601   155,093,666      35.76     6.781       638       258,059    80.66    36.25   100.00
July 2007                                 442   108,280,237      24.97     6.786       634       244,978    81.36    38.12   100.00
August 2007                               217    52,867,393      12.19     6.761       636       243,629    80.45    37.17   100.00
September 2007                              9     1,734,240       0.40     6.873       621       192,693    81.14    61.95   100.00
March 2008                                  1       144,000       0.03     7.000       657       144,000    80.00     0.00   100.00
April 2008                                  3       659,100       0.15     6.442       606       219,700    67.05    27.10   100.00
May 2008                                   46    12,671,510       2.92     6.547       667       275,468    80.85    29.81   100.00
June 2008                                 112    31,253,203       7.21     6.755       647       279,046    80.28    42.84   100.00
July 2008                                  48    10,922,501       2.52     6.672       631       227,552    81.92    69.62   100.00
August 2008                                38     9,435,031       2.18     6.628       630       248,290    82.83    56.02   100.00
September 2008                              1       174,250       0.04     6.550       656       174,250    85.00     0.00   100.00
May 2010                                    7     1,578,028       0.36     5.940       696       225,433    77.72    42.85   100.00
June 2010                                  12     2,519,744       0.58     6.435       661       209,979    81.18    46.34   100.00
July 2010                                   5     1,607,749       0.37     6.665       665       321,550    83.69    68.54   100.00
August 2010                                 4       631,380       0.15     6.651       669       157,845    82.59    61.99   100.00
September 2010                              2       460,100       0.11     6.432       638       230,050    84.40    44.01   100.00
TOTAL:                                  1,705  $433,718,598     100.00%    6.756%      638      $254,380    80.81%   38.76%  100.00%

MORTGAGE INSURANCE

                                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE INSURANCE                     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
No Insurance                            1,556  $387,235,800      87.35%    6.741%      639      $248,866    79.73%   37.05%  100.00%
PMI-Lender Paid                           198    56,055,591      12.65     6.876       635       283,109    88.03    51.76   100.00
TOTAL:                                  1,754  $443,291,391     100.00%    6.758%      638      $252,732    80.78%   38.91%  100.00%